SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 12, 1998


                             TRIANGLE PACIFIC CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            -------------------------
                 (State or other jurisdiction of incorporation)



       0-22138                                             94-2998971
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(Commission File Number)                       (IRS Employer Identification No.)



         16803 Dallas Parkway           Dallas, Texas                   75266
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 214-887-2000
                                                            ------------

                                 Not Applicable
                          ----------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

         On June 13, 1998, Armstrong World Industries, Inc., a Pennsylvania corporation ("Armstrong") and Triangle Pacific Corp. (the "Company") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 12, 1998, by and among the Company, a Delaware corporation, Armstrong and Sapling Acquisition, Inc. ("Sapling"), a Delaware corporation and a wholly owned subsidiary of Armstrong. Pursuant to the Merger Agreement, Armstrong will commence a cash tender offer (the "Offer") for all of the outstanding shares of common stock, par value $.01 per share (the "Shares"), of the Company at $55.50 per share within five business days from June 13, 1998. The tender will be followed by a merger in which any untendered shares will be converted into the right to receive the same price in cash. The consummation of the Offer is contingent upon a majority of the Shares, on a fully diluted basis, being tendered and other customary conditions. In addition, Armstrong entered into a Stock Tender Agreement with certain significant shareholders of the Company (representing approximately 35% of the Company's common stock on a fully diluted basis) pursuant to which such shareholders have agreed to tender in the Offer.

         A copy of the press release,  dated June 13, 1998 is attached hereto at
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

FINANCIAL STATEMENTS.

     None.

PRO FORMA FINANCIAL INFORMATION.

     None.

EXHIBITS.

             Exhibit 2.1 Agreement and Plan of Merger, dated as of June 12, 1998, by and among Triangle Pacific Corp., Armstrong World Industries, Inc. and Sapling Acquisition, Inc.

             Exhibit 99.1       Press release, dated June 13, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TRIANGLE PACIFIC CORP.


DATE:  June 16, 1998                By: /s/ E. DWAIN PLASTER
                                       -------------------------------
                                            E. Dwain Plaster
                                            Vice President and
                                            Chief Financial Officer

                                   EXHIBIT INDEX



           Exhibit 2.1 Agreement and Plan of Merger, dated as of June 12, 1998, by and among Triangle Pacific Corp., Armstrong World Industries, Inc. and Sapling Acquisitions, Inc.

           Exhibit 99.1         Press release, dated June 13, 1998.



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